UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 14, 2002
(Date of earliest event reported)

Viant Corporation
(Exact name of registrant as specified in the charter)

Delaware	0-26303	77-0427302
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

89 South Street

Boston, MA  02493
(Address of Principal Executive Offices)

(617) 531-3700
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. As required by Section 906 of the Sarbanes-Oxley Act of 2002, Robert L. Gett, Chief Executive Officer of the Registrant, and M. Dwayne Nesmith, Chief Financial Officer of the Registrant, submitted a certification to accompany the Form 10-Q.  A copy of such certification submitted by Mr. Gett and Mr. Nesmith is attached hereto as Exhibit 99.1.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viant Corporation

By:	/s/ M. Dwayne Nesmith

M. Dwayne Nesmith

Chief Financial Officer

Date: August 14, 2002

EXHIBIT INDEX

EXHIBIT NUMBER

DESCRIPTION OF EXHIBITS

99.1	Certification of Chief Executive Officer and Chief Financial Officer.